UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 2, 2025

MULLEN AUTOMOTIVE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)
Rights to Purchase Series A-1 Junior Participating Preferred Stock	None	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 28, 2025, Mullen Automotive Inc. (the “Company”) entered into a Settlement and Release Agreement (the “Settlement Agreement”) with Robert Bollinger (“Lender”) and the receiver (the “Receiver”) for Bollinger Motors, Inc. (“Bollinger”). The Settlement Agreement relates to the lawsuit filed in the U.S. District Court for the Eastern District of Michigan on March 21, 2025 by the Lender, who alleged a breach of contract related to a $10.0 million secured promissory note executed on October 24, 2024, and the appointment of the Receiver on May 7, 2025. Pursuant to the Settlement Agreement, the Company agreed to pay the Lender $11 million in connection with the dismissal of the Lawsuit and release of the Company and Bollinger of all claims and liabilities. The Company also agreed to pay all expenses of the Receiver incurred beginning on May 26, 2025. Furthermore, the Lender agreed to transfer to the Company all shares he owns of Bollinger, which increased the Company’s ownership of Bollinger to 95%. On June 2, 2025, the court entered an order discharging and removing the Receiver and dismissing the Lawsuit with prejudice.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 above is incorporated by reference herein in response to this Item.

Item 7.01.	Regulation FD Disclosure.

On June 2, 2025, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated June 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: June 2, 2025	By:	/s/ David Michery
David Michery
Chief Executive Officer

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